Rule 497(k)

File. No 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS December 19, 2025
Amplify Tokenization Technology ETF NYSE Arca — TKNQ

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated December 19, 2025, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the MarketVectorTM Tokenization Technology Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.69%

(1)    Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$70	$221

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that comprise the Index. The Fund’s investments will primarily include common stocks and/or depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and select exchange-traded products linked to digital assets, as further described below. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Index was created and maintained by MarketVectorTM (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser.

The Index. Tokenization is the process of converting ownership rights in an asset, such as a security, into a digital token recorded, transferred and managed on a blockchain or distributed ledger. The Index uses a rules-based methodology to measure the market performance of companies that are substantially involved in activities relating to the technology or infrastructure of tokenized assets (“Tokenization Technology Companies”) and exchange traded products linked to digital assets substantially involved in activities relating to the issuance, technology or infrastructure of tokenized assets (“Digital Asset ETPs”), in each case, as described further below. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Tokenization Technology Companies and/or Digital Asset ETPs, as represented by the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. Therefore, Fund expects to hold substantially all of the component securities of the Index; however, there may be times when the Fund does not hold every security in the Index.

Tokenization Technology Companies.

The Index begins with a universe of common stocks and/or depositary receipts of Tokenization Technology Companies. Tokenization Technology Companies are comprised of two categories — Core Tokenization Technology Companies and Non-Core Tokenization Technology Companies.

1.    Core Tokenization Technology Companies: derive at least 50% of their revenues from (i) the tokenization of real world or financial assets or (ii) the provision of technology and infrastructure to facilitate or secure the issuance, trading, authentication, management, storage, conversion, and interoperability of tokenized real world or financial assets. (clauses (i)-(ii), the “Tokenization Activities”).

2.    Non-Core Tokenization Technology Companies: derive at least 50% of their revenue from one or more of the following technology and financial products or services where: (i) those products and services can be utilized for Tokenization Activities or (ii) those companies have made substantial investments in tokenization-related technology as represented by the number and quality of tokenization technology patents held.

•        Qualifying technology and financial products or services includes:

o     Capital Markets Services and Technology: Online brokerage activities, including self-directed wealth management and robo-advisors, market making, and trading platforms;

o     Digital Assets Industry: Operation of digital asset exchanges, payment gateways, or other capital market activities, provision of digital asset infrastructure, facilitation of commerce with use of digital assets, or provision of software, technology, or services to the digital assets industry;

o     Financial Services: Online banking services and peer or consumer lending platforms, asset managers, custodian banks, and other banks and insurance companies (companies included exclusively because of these activities must meet the patent-related thresholds below);

o     Web 3.0 and artificial intelligence Technologies: Companies that offer content delivery networks and content delivery optimization solutions, web 3.0 and metaverse-related technologies (including companies that provide a virtual environment where an unlimited number of users can interact with each other, their digital representations, or virtual objects), and/or generative AI, AI-based search, or AI as a service.

•        Tokenization Technology Patent Criteria:

o     Holding at least one world class tokenization-related patent, or

o     Ranking in the top twenty-five (or top thirty-five for current components) in total number of granted tokenization-related patents (companies are sorted by number of patent and all companies that have greater than or equal to the number of patents at the 25th are included (35th for current components)).

From this list of eligible constituents, companies must have a free float of at least 10 percent, a market capitalization exceeding $150 million, a three-month average daily trading volume of at least $1 million in each of the current quarter and the two preceding quarters, and at least 250,000 shares traded per month over the last six months in each of the current quarter and the two preceding quarters. For constituents already included in the Index, companies must have a free float of at least 10 percent, a market capitalization exceeding $75 million, a three-month average daily trading volume of at least $200,000 in the three preceding quarters, and either average daily trading volume of at least $600,000 in the current quarter or one of the two preceding quarters or at least $200,000 shares traded over the last six months in the current quarter or one of the two preceding quarters. The Index Provider uses publicly available filings and disclosures and third-party data sources to assess eligibility and liquidity. Patent data used by the Index Provider is sourced from EconSight AG. EconSight AG is a provider of data, analytics, and insights including a patent portfolio of active total tokenization technology patents of publicly traded companies.

All companies in the eligible universe are first sorted in descending order by free-float market capitalization. Next, all companies identified as Core Tokenization Technology Companies (regardless of their market capitalization) are placed at the top of the list. Companies are then ranked, with a rank of 1 assigned to the security at the top of the list. The top 50 ranked companies are selected for inclusion in the Index, along with any current Index components that rank within the top 75. If fewer than 25 company constituents are identified, the Index Provider will add additional companies, following the same ranking methodology, until a total of twenty-five (25) constituents have been selected for inclusion. See “Weightings” below for information regarding the weighting of constituents.

As of the date of this prospectus, the Index was comprised of fifty-one (51) constituent companies.

Digital Asset ETPs.

The Index is designed to provide investment exposure to digital assets that serve as the blockchain infrastructure, network security and functionality for the creation and operation of tokenized assets. To be eligible for inclusion in the Index, a Digital Asset ETP must (i) be included in the MarketVectorTM Digital Assets 100 Index (which is designed to track the performance of the largest 100 digital assets), (ii) be listed on an exchange in the United States and (iii) be directly involved in one or more of the following digital asset categories related to tokenization technology and infrastructure, as determined by the Index Provider:

o     Payments: Digital assets used by banks, custodians, and financial technology organizations for tokenized settlement and cross-border flows.

o     Smart Contract Platforms: Digital assets that rank among the top five blockchains by outstanding tokenized asset supply, or maintain institutional partnerships for real world asset issuance and settlement.

o     Infrastructure Applications: Digital assets that support the underlying technology and operations of tokenization, including real world asset platforms along with oracles and identity/interop services used for issuing and managing tokenized assets.

o     Decentralized Finance and Decentralized Exchanges: Digital assets used in decentralized protocols that focus on liquidity, collateralization, or trading of tokenized instruments.

Digital Asset ETPs must have assets under management of at least $2.5 million at time of inclusion ($1.75 million for current components) for Index inclusion. For any digital asset that is eligible for inclusion, only the largest U.S. Digital Asset ETP as measured by assets under management is selected. For eligible constituents, the Index Provider selects the top Digital Asset ETPs that satisfies the selection criteria. The maximum number of Digital Asset ETPs eligible for inclusion in the Index is ten (10), and, as of the date of this prospectus, the Index was comprised of four (4) Digital Asset ETPs:

•      Ethereum (ETH). Ethereum is a decentralized, open-source blockchain that enables smart contracts and supports a broad ecosystem of decentralized applications. Its native token, ether (ETH), is used to pay transaction fees, secure the network through staking, and facilitate activity across the Ethereum ecosystem. Ethereum is one of the most widely used networks for decentralized finance, NFTs, and Web3 innovation.

•      Solana (SOL). Solana is a high-speed blockchain designed to deliver fast transaction throughput at a low cost. Its architecture allows it to process thousands of transactions per second, supporting a growing decentralized finance and NFT ecosystem. Its native token, SOL, is used for transaction fees, staking, and powering applications within the Solana ecosystem.

•        Ripple (XRP). Ripple is a payments-focused blockchain network that aims to streamline cross-border money transfers. Ripple serves as a bridge currency to facilitate liquidity between global financial institutions. XRP is the native digital asset of the XRP Ledger, a blockchain optimized for cross-border payments and liquidity solutions. The asset is often used within enterprise payment frameworks seeking fast settlement and low transaction costs.

•        Chainlink (LINK). Chainlink is a decentralized oracle network that provides real-world data to blockchain-based smart contracts. Chainlink enables advanced decentralized financial applications to connect with external information. The LINK token is used to compensate node operators and maintain security across the oracle network.

The Fund will not directly invest in digital assets. See “Additional Information About the Fund’s Strategies and Risks — Additional Information Regarding Digital Asset ETPs” for further information regarding the digital assets described above.

Weighting.

The Index investment weighting between Tokenization Technology Companies and Digital Asset ETPs are divided into investment tiers as follows:

•      Tokenization Technology Companies Tier: The Tokenization Technology Companies Tier shall be assigned a weight of 75% if five (5) or fewer Digital Asset ETPs are included as of the rebalance date. For each additional Digital Asset ETP, the Tokenization Technology Companies tier’s weight decreases by 5% up to the inclusion of the tenth Digital Asset ETP, at which point the Tokenization Technology Companies tier’s weight shall reach its minimum level of 50%.

•      Digital Assets ETP Tier: The Digital Assets ETP Tier shall be assigned a weight of 25% if five (5) or fewer Digital Asset ETPs are included as of the rebalance date. For each additional Digital Asset ETP, the ETP tier’s weight shall increase by 5% up to the inclusion of the tenth Digital Asset ETP, at which point the ETP tier’s weight shall reach its maximum level of 50%.

Within the Tokenization Technology Companies Tier, if less than ten (10) Core Tokenization Technology Companies are included in the Index, all constituents within the Tokenization Technology tier are equally weighted. If more than ten (10) Core Tokenization Technology Companies are included in the Index, the Tokenization Technology Companies will be further segregated into two tiers for weighting purposes:

1.    Core Tokenization Technology Companies tier weight will be 67%.

2.    Non-Core Tokenization Technology Companies tier weight will be 33%.

For the Tokenization Technology Companies, the maximum security weight is the security’s three-month average daily trading volume in USD divided by $250 million. Components receive a weight equal to 1 divided by the number of components in the same tier (i.e., Tokenization Technology Companies tier or Digital Assets ETP tier) then multiplied by the applicable tier weight. If a security’s weight exceeds the maximum weight, the weight will be reduced to the maximum weight and the excess weight will be redistributed among uncapped components equally within the same tier. This process is repeated until the sum of all components’ weights is equal to 100% and no component’s weight exceeds the applicable maximum security weight. Constituent companies are subject to lower size and liquidity requirements in order to mitigate turnover.

Within the Digital Asset ETP Tier, the Digital Asset ETPs are equally weighted. For the Digital Asset ETPs, the maximum security weight is the ETP’s assets under management in USD divided by $1 billion. If a security’s weight exceeds the maximum weight, the same process described immediately above is followed.

The Index is reconstituted on a semi-annual basis in March and September and rebalanced on a quarterly basis in March, June, September and December. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Additional Information about Tokenization. Tokenization is the process by which ownership rights or interests in a wide range of assets are converted into digital tokens that are recorded, transferred, and managed on a blockchain or distributed ledger. Examples of assets include securities, bank deposits, real estate, commodities, artwork, intellectual property and other tangible or intangible items. Each token functions as a digital representation of a specific claim to the underlying asset, and can be transferred or traded electronically, often in real time. The use of blockchain technology in tokenization provides a secure, transparent and immutable record of ownership and transaction history, which can reduce the risk of fraud and errors associated with traditional recordkeeping systems. Tools like bridges help blockchains connect and share information, while rules called token standards decide how digital tokens are made and used. Tokenization also enables fractional ownership, allowing assets to be divided into smaller units and made accessible to a broader range of investors, thereby increasing liquidity and facilitating more efficient capital formation. In addition, tokenized assets can be embedded with smart contracts which streamlines administrative tasks and reduces operational risk. However, tokenization introduces new challenges, including the need for robust cybersecurity measures to protect digital credentials and prevent unauthorized access, as well as the potential for technological failures or vulnerabilities in the underlying blockchain infrastructure. The legal and regulatory treatment of tokenized assets remains uncertain and is evolving, with differences in recognition, enforceability, and transferability across jurisdictions and asset types. Market adoption of tokenization is still in its early stages, and the development of standardized practices and regulatory clarity will be critical to its broader acceptance.

Cayman Subsidiary. The Fund expects to invest in shares of Digital Asset ETPs indirectly through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary and the Fund will have the same investment adviser, investment sub-advisers and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to continue to qualify as a RIC, the Fund will have to reduce its exposure to the Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. At other times of the year, the Fund’s investments in the Subsidiary may significantly exceed 25% of the Fund’s total assets.

The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Blockchain Companies Risk. Blockchain technology is relatively new and many of its uses may be untested. There is no assurance that widespread adoption of blockchain technology will occur, and the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchain technology. Companies relying heavily on blockchain technology may be subject to more volatility and less trading volume than securities of companies in more established industries. Companies that are developing applications of blockchain technology may not in fact do so or may not be able to capitalize on those blockchain technologies. A proliferation of recent companies attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims. The adoption of blockchain technology may be impaired by laws or regulations. Further, blockchain technology may be subject to future laws or regulations that may be difficult to predict. In addition, because blockchain functionality relies on the internet, a significant disruption of internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies. Certain features of blockchain technology may increase the risk of fraud or cyber-attack. Companies relying heavily on blockchain technology may be adversely affected by fluctuations in, and manipulation of, the price of digital assets and a lack of liquid markets or acceptance for certain digital assets or government policies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. The Fund is subject to counterparty risk by virtue of its usage of option contracts. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Digital Asset ETPs Risk. The Fund will invest in shares issued by Digital Asset ETPs. Such ETPs are not registered under the 1940 Act and therefore investors in shares of such ETPs are not given the protection offered by 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Digital Asset ETPs. Moreover, the Digital Asset ETPs are not classified as commodity pools under the CEA, and consequently, the sponsors are not regulated by the CFTC as commodity pool operators or commodity trading advisors with respect to their operation of the Digital Asset ETPs. The Fund will invest in shares issued by Digital Asset ETPs of investment companies organized in the U.S. Such ETPs are not registered under the 1940 Act and therefore investors in shares of such ETPs are not given the protection offered by 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Digital Asset ETPs. Moreover, the Digital Asset ETPs are not classified as commodity pools under the CEA, and consequently, the sponsors are not regulated by the CFTC as commodity pool operators or commodity trading advisors with respect to their operation of the Digital Asset ETPs.

While the Fund does not invest directly in the digital assets listed below, it may gain indirect exposure to certain of these assets through investments in Digital Asset ETPs that hold them. As a result, the Fund’s performance and the value of its Shares may be negatively affected by the risks associated with these digital assets and their underlying networks. The following summarizes certain material risks related to the digital assets in which Digital Asset ETPs eligible for inclusion in the Index may invest:

Ethereum Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors, and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof of-Stake (the “Merge”) in 2022 and subsequent network improvements like the 2024 Dencun upgrade to reduce costs and improve scalability. These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency, and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions, or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain, or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While the CFTC has indicated that ether is generally treated as a commodity, the

SEC has not issued a definitive classification, and regulatory risks persist. Unanticipated regulatory actions — including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes — could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception, or utility of ether. The Ethereum ecosystem relies heavily on smart contracts — computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks, and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges, and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence, and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy, or specific technical advantages — such as Solana, Avalanche, Cardano, Polkadot, and others — continue to attract users, developers, and investors. Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share, ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks. Decisions regarding protocol upgrades, network policies, or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

Solana Risk. Solana has experienced historical network outages, and continued operational instability may impair user confidence and ecosystem reliability. The rapid growth of Solana’s ecosystem may also expose the network to security vulnerabilities, untested applications, and scalability challenges. Regulatory scrutiny of high-speed blockchain networks could further affect Solana’s adoption and valuation. SOL may be highly volatile and subject to fluctuations due to numerous factors, including increases in the global supply of SOL; manipulative trading activity on largely unregulated Digital Asset Trading Platforms; the adoption and use of SOL as a medium of exchange, store-of-value, or other consumptive asset, as well as the maintenance and development of the Solana network’s open-source software protocol; forks or other protocol-level changes in the Solana network; investors’ expectations regarding interest rates, inflation trends, macroeconomic conditions, or platform rates; consumer preferences and perceptions of SOL specifically and digital assets generally; fiat currency withdrawal and deposit policies on Digital

Asset Trading Platforms; investment and trading activities of large investors that invest directly or indirectly in SOL; the potential for a “short squeeze” resulting from speculation on the price of SOL if aggregate short exposure exceeds the number of Shares available for purchase; the development of an active derivatives or futures market for SOL or digital assets generally; determinations that SOL is a security, or is offered or sold as part of an investment contract, or changes in SOL’s status under federal securities laws; monetary policies of governments, trade restrictions, currency devaluations or revaluations, and regulatory measures or enforcement actions that restrict the use or trading of SOL as a form of payment or the purchase of SOL on digital asset markets; global or regional political, economic, or financial conditions, events, and situations, such as geopolitical conflicts or pandemics; fees associated with processing SOL transactions and the speed at which transactions are settled on the Solana network; interruptions in service, outages, closures, or failures of major digital asset trading platforms; decreased confidence in such platforms due to their unregulated nature and lack of transparency; increased competition from other forms of digital assets or payment services; uncertainty in U.S. and global regulations, including potential enforcement actions by the SEC, CFTC, or foreign regulators that could adversely affect the trading, usage, or value of SOL; bugs, implementation errors, or failures during Solana network upgrades or validator client changes that could disrupt network operations and negatively impact SOL’s value; a significant concentration of staked SOL in a small number of liquid staking protocols or validators that could heighten centralization risks and reduce network resilience; reduced developer activity, declining adoption of Solana-based applications, or loss of user engagement that could decrease demand for SOL and harm its market price; and security breaches, exploits, or bugs in Solana-based smart contracts, DeFi platforms, or NFT marketplaces that could undermine confidence in the Solana ecosystem and depress SOL’s value. Staking SOL involves additional risks. The Solana network operates on a proof-of-stake consensus mechanism, which allows holders of SOL to “stake” their tokens by delegating them to validators to secure the network and earn staking rewards. Staking exposes holders to several additional risks. To the extent that a Digital Asset ETP, or the issuer or custodian thereof, engages in staking of SOL held by the ETP, the Fund will be indirectly exposed to the risks associated with staking. Validators or staking service providers may fail to perform validation services properly or may engage in dishonest or negligent behavior, resulting in “slashing” penalties or loss of staked SOL. Technical failures, cyberattacks, or software bugs could also lead to partial or total loss of staked assets or rewards. In addition, staked SOL may be subject to unbonding or lock-up periods during which the tokens cannot be transferred, sold, or otherwise accessed, which could limit liquidity and exacerbate losses during market declines. Certain staking arrangements, particularly those involving liquid staking protocols, introduce additional counterparty and smart contract risks. The failure of a liquid staking token to maintain parity with SOL, or governance or operational issues in a liquid staking protocol, could further negatively impact the value of SOL. The regulatory treatment of staking activity remains uncertain and evolving; any future regulatory developments could adversely affect the ability of Digital Asset ETPs to engage in staking or the value of SOL generally. Finally, the use of staking may introduce operational, cybersecurity, or counterparty risks, particularly if third parties perform staking functions on behalf of the ETP or its custodian.

Ripple/XRP Risk. Ripple is subject to ongoing regulatory uncertainty, which could materially affect its liquidity, market accessibility, and valuation. Legal actions or adverse regulatory decisions may restrict Ripple’s ability to operate in certain jurisdictions or limit its use by financial institutions. The reliance on institutional adoption and partnerships also creates exposure to counterparty and reputational risks. The value of XRP may be highly volatile and subject to fluctuations due to a number of factors, including an increase in the supply of XRP that is publicly available for trading; manipulative trading activity on largely unregulated Digital Asset Trading Platforms; the adoption and use of XRP as a medium of exchange, store of value, or other consumptive asset, and the maintenance and development of the XRP Ledger’s open-source software protocol; forks or other protocol-level changes in the XRP Ledger; investors’ expectations regarding interest rates and inflation rates affecting fiat currencies or digital assets, including XRP; consumer preferences and perceptions of XRP specifically and digital assets generally; fiat currency withdrawal and deposit policies on digital asset trading platforms; investment and trading activities by large investors that invest directly or indirectly in XRP; a short squeeze resulting from speculation on the price of XRP if aggregate short exposure exceeds available shares; the development of an active derivatives or futures market for XRP or digital assets generally; a final determination that XRP is a security, or that it was offered or sold as part of an investment contract, or other changes in XRP’s status under federal securities laws; government monetary policies, trade restrictions, currency devaluations or revaluations, and regulatory measures or enforcement actions that restrict the use or trading of XRP as a form of payment or the purchase of XRP on digital asset markets; global or regional political, economic, or financial conditions and events, such as geopolitical conflicts or pandemics; fees associated with processing XRP transactions and the speed at which transactions are settled on the XRP Ledger; interruptions in service, outages, closures, or failures of major digital asset trading platforms, as well as decreased confidence in such platforms due to their unregulated nature and lack of operational transparency; increased competition from other digital assets or payment services; uncertainty in U.S. and global regulations, including potential enforcement actions by the SEC, CFTC, or foreign regulators; bugs, implementation errors, or failures during XRP Ledger upgrades or validator client changes; the significant holdings of XRP by Ripple Labs and other early stakeholders, which could adversely affect market price, heighten centralization risks, and reduce network resilience; and security breaches of XRP digital asset trading platforms that could undermine confidence in the Ripple ecosystem and depress XRP’s value. The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so. The value of XRP is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets. XRP, which launched in 2012, is a relatively new digital asset, and the value of a Digital Asset ETP’s shares depends on the continued acceptance of XRP by users, trusted validators, and market participants. The XRP Ledger may not function as intended, which could adversely impact the value of XRP and an investment in the Shares. Blockchains utilizing consensus-based algorithms, such as the XRP Ledger, are a relatively recent innovation and have not been subject to as widespread use or adoption over as long a period of time as traditional proof-of-work blockchains. Changes in the governance of the XRP Ledger may not receive sufficient support from users and trusted validators, which may negatively affect the network’s ability to grow and respond to challenges. The XRP Network may face significant scaling challenges, and efforts to increase transaction volume, throughput, or speed may not be successful. Digital asset networks are developed by a diverse set of contributors, and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset. Validators may cease participating in validating activities because they receive no direct financial incentive to participate or because certain jurisdictions may limit or otherwise regulate validating activities, which could negatively impact the value of XRP. If a malicious actor or botnet gains control over a majority of the validator nodes on the Unique Node List used by the XRP Ledger’s consensus protocol, or otherwise obtains significant influence over the XRP Ledger through control of validator infrastructure, governance processes, or core software development, such actor or botnet could alter ledger outcomes or disrupt network operations If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP.

Chainlink Risk. Chainlink’s value depends on the reliability of its oracle network, and failures or manipulations of data inputs could disrupt dependent applications. The security and integrity of external data sources are critical, and any compromise could result in financial losses or reputational damage for applications relying on Chainlink. The evolving nature of decentralized oracles also presents risks related to scalability, competition, and regulatory oversight. Chainlink is a relatively new technological innovation with a limited history. There is no assurance that usage of the Chainlink network or Chainlink will continue to grow. A contraction in the use or adoption of Chainlink may result in increased volatility or a reduction in the price of Chainlink. The ongoing unlocking of Chainlink may cause the price of

Chainlink to decline over time. Chainlink markets have a limited history, Chainlink trading prices have exhibited high levels of volatility, and in some cases such volatility has been sudden and extreme. Applications that rely on the Chainlink Network today have limited use, and therefore, the use of Chainlink is itself limited. As a result, the price of Chainlink may be influenced to a significant extent by speculators, thus contributing to price volatility. The market price of Chainlink may be highly volatile and subject to a number of factors, including the unlock of previously created but non-circulating Chainlink; manipulative trading activity on digital asset trading platforms, which in many cases are largely unregulated or may not be complying with existing regulations; the adoption of the Chainlink network as an oracle service and the demand for Chainlink as the asset powering that service; the ongoing development of the Chainlink Network and Chainlink services; investors’ expectations with respect to interest rates and rates of inflation; consumer preferences and perceptions of Chainlink specifically and digital assets generally; fiat currency withdrawal and deposit policies on digital asset trading platforms; the liquidity of digital asset trading platforms and any increase or decrease in trading volume on such platforms; investment and trading activities of large investors that invest directly or indirectly in Chainlink; a determination that Chainlink is a security or changes in Chainlink’s status under the federal securities laws; slow growth, failures, or other challenges impacting the blockchains, smart contracts, and decentralized finance applications that rely on the Chainlink Network; global or regional political, economic, or financial conditions, events, and situations, such as the novel coronavirus outbreak; interruptions in service from or closures or failures of major digital asset trading platforms; and decreased confidence in digital asset trading platforms due to the unregulated nature and lack of transparency surrounding their operations. In addition, there is no assurance that Chainlink will maintain its value in the long or intermediate term.

Digital Asset Risk. Digital assets are a relatively new and rapidly evolving asset class, and their value and liquidity may be subject to significant volatility and uncertainty. The value of a digital asset may be affected by market sentiment, speculation, regulatory developments, technological advancements, macroeconomic factors, and other unpredictable events, many of which may result in rapid and substantial price changes. The regulatory environment for digital assets is evolving and varies significantly across jurisdictions; changes in laws, regulations, or governmental policies may adversely affect the value, liquidity, or legal status of digital assets, and regulatory actions may include restrictions on trading, holding, or transferring digital assets, bans on certain activities, or requirements for registration, reporting, or disclosure. Digital assets are typically held in digital wallets secured by cryptographic keys, and loss or theft of these keys, whether through hacking, cyberattacks, phishing, or other means, may result in the permanent loss of the digital assets. Custodians and service providers may be subject to operational failures, insolvency, or inadequate security measures, increasing the risk of loss. digital assets rely on blockchain or distributed ledger technology, which may be subject to flaws, bugs, or vulnerabilities;

technological failures, network outages, or attacks (such as “51% attacks”) may compromise the integrity, availability, or security of the digital asset or its underlying network, and upgrades, forks, or changes to the protocol may also affect the value or functionality of a digital asset. Many digital assets are traded on unregulated or lightly regulated exchanges, which may have limited liquidity, transparency, or oversight, and market disruptions, exchange failures, or regulatory actions may impair the ability to buy or sell digital assets at desired prices or times. Transactions in digital assets may involve counterparties such as exchanges, custodians, or service providers, and the insolvency, fraud, or failure of a counterparty may result in loss of assets or inability to complete transactions, with many digital asset service providers not subject to the same regulatory oversight or protections as traditional financial institutions. The legal status of digital assets may be uncertain or subject to change, and certain jurisdictions may prohibit or restrict the use, trading, or possession of digital assets. The tax treatment of digital assets may also be complex, unclear, or subject to change, and investors may be subject to adverse tax consequences. digital asset transactions are generally irreversible, and errors in execution, transfer, or settlement may result in permanent loss, with operational risks also arising from inadequate systems, controls, or procedures at exchanges, custodians, or other service providers. Some digital assets, such as those using proof-of-work consensus mechanisms, require significant energy consumption, which may raise environmental concerns and result in regulatory or reputational risks. Certain digital assets may be highly concentrated among a small number of holders or miners, increasing the risk of market manipulation, governance issues, or network instability. digital assets may also be subject to additional risks, including fraud, manipulation, misinformation, lack of transparency, and limited historical data, and the rapid pace of innovation and change in the digital asset ecosystem may result in unforeseen risks or challenges.

Digital Asset Regulatory Risk. There is a lack of consensus regarding the regulation of digital assets and their markets. As a result of the growth in the size of the digital asset market, as well as in response to several events that occurred in 2022, including the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA in May 2022 and the collapse and bankruptcy of FTX Trading Ltd., an offshore digital asset trading venue specializing in crypto derivatives in November 2022, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and the digital asset markets. Enforcement activity against digital asset exchanges, staking programs, and token issuers has increased, and regulatory authorities have indicated that certain tokens may be considered securities, though definitive classifications have not been issued for many digital assets.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or Ethereum to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities. More recently, the SEC has also brought enforcement actions against various digital asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the digital assets traded on their platforms are securities. Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract” and “note,” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both tests. Adding to the complexity, the SEC staff has indicated that the security status of a particular digital asset can change over time as the relevant facts evolve.

Ongoing and future regulatory actions with respect to digital assets generally may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of a Digital Asset ETP or the ability of the Digital Asset ETPs to continue to operate. In addition, recent regulatory rulemaking relating to digital assets has created uncertainty regarding how such rules will be implemented and whether additional rulemaking will occur, which may materially affect the operation and value of a Digital Asset ETP.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The Fund will invest in equity securities that comprise the Index. The value of Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Line of Business Risk. Tokenization Technology Companies may be engaged in other lines of business unrelated to tokenization. These lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to tokenization, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is a “non-diversified company” under the 1940 Act, it can invest a greater portion of its assets in securities of individual issuers than a diversified fund, and changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Liquidity Risk. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity in turn could lead to wider bid-ask spreads and differences between the market price of the Fund and the underlying value of those shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the Subsidiary — will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may receive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tokenization Risk. Tokenization refers to the process of representing ownership of securities as digital tokens on a distributed ledger or blockchain platform. Tokenization involves converting the rights to a security — such as shares, bonds, or other financial instruments — into a digital token that can be securely recorded, transferred, and tracked using blockchain technology. These digital tokens are intended to serve as a digital representation of the underlying security, and may facilitate more efficient transactions, enhanced transparency, and streamlined recordkeeping.

While tokenization may offer these benefits, it is a relatively new technology and is subject to a number of risks. Regulatory uncertainty exists, as laws and regulations applicable to tokenized securities and distributed ledger technology are rapidly evolving and may vary by jurisdiction. Changes in regulatory treatment could adversely affect the value, transferability, or legality of tokenized securities. Technological risks are present, as distributed ledger platforms may be subject to cybersecurity threats, software bugs, or operational failures that could compromise the integrity, availability, or security of the tokenized securities. The market for tokenized securities is nascent and may not develop as expected, and limited liquidity or acceptance by market participants could affect the ability to sell or transfer the securities. Ownership and control of tokenized securities may depend on private keys or other digital credentials, and loss or theft of such credentials could result in loss of access to the securities. Additionally, the mechanisms for settlement and transfer of tokenized securities may differ from traditional systems and could be subject to delays, errors, or disputes.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in December 2025.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (typically, large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”) or such other aggregation amount as determined by the officers of the Trust to be in the best interests of shareholders, in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.